CERTAIN INFORMATION IDENTIFIED BY [***] HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 5

ETHANOL MARKETING AGREEMENT

THIS Amendment No. 5 ("Amendment 5”), dated September 26, 2019, is entered into by and between Eco-Energy, LLC, a Tennessee Limited Liability Corporation with its registered office at 6100 Tower Circle, Suite 500, Franklin, Tennessee 37067 ("Eco"), and Granite Falls Energy, LLC ("GFE"), a Minnesota Limited Liability Corporation with its main office at 15045 Highway 23 SE, Granite Falls, Minnesota 56241. Eco and GFE are hereinafter also referred to collectively as the "Parties."

RECITALS

A.

The Parties previously entered an Ethanol Marketing Agreement ("Agreement"), executed December 24, 2008, where the Parties established certain terms and conditions relating to Eco's rights and obligations regarding the purchase of GFE's entire ethanol output. The Agreement established a term which commenced on the first day of ethanol shipment and expired one (1) year thereafter. A copy of the Agreement—including Exhibit A, Exhibit B and Exhibit C of the Agreement—is  attached hereto  as Appendix 1.

B.

On October 22, 2009, the Parties entered into Amendment No. 1 to the Agreement (attached hereto as Appendix 2), which modified the Agreement as follows: (i) added a "flex fee" adjustment intended to minimize the costs effects of disadvantageous production price fluctuations for GFE and (ii) extended the expiration date of the Agreement until December 31, 2011.

C.

On August 30, 2011, the Parties entered into Amendment No. 2 to the Agreement (attached  hereto as Appendix 3), which modified the Agreement as follows: (i) terminated the "flex fee" adjustment specified in Amendment No. 1 to the Agreement, (ii) extended the expiration date of the Agreement  until December 31, 2013, and (iii) adjusted the Payment and Fees section of the Agreement by changing the fee that GFE  pays Eco for Marketing Fees from [***] to [***].

D.

On September 17, 2013, the Parties entered into Amendment No. 3 to the Agreement  (attached  hereto as Appendix 4), which modified the Agreement as follows: (i) allowed  GFE  to  obtain  product  sales quotes from third parties for Eco to facilitate potential transactions, (ii) extended the expiration date of the Agreement until December 31, 2016, (iii) adjusted the Payment and  Fees  section  of  the  Agreement  by  changing the fee  that GFE  pays Eco  for Marketing  Fees  to  [***], establishing  payment  terms of [***], (iv) required Eco  to  provide  continuous  undenatured  export  offers,  (v) [***], and (vi) deleted and replaced Exhibit B (i.e., Eco Transportation Services) to the Agreement.

E.

On July 22, 2016, the Parties entered into Amendment No. 4 to the Agreement (attached hereto as Appendix 5), which modified the Agreement as follows: (i) adjusted the Payment and Fees section of the Agreement by changing the fee that GFE pays Eco for Marketing Fees to [***], (ii) required Eco to make payment to GFE every Friday for the previous week's ethanol shipments, (iii) [***], and (iv) extended the expiration date of the Agreement until December 31, 2019.

F.	The Parties now desire to again alter the Agreement in order to memorialize the modifications recently agreed upon by the Parties as well as incorporate such modifications into the Agreement.

NOW, THEREFORE, the written signatures of the Parties integrate this Amendment No. 5 into the Agreement making it a binding, and legally enforceable, portion of such. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Eco and GFE agree as follows:

I.	EFFECTIVE DATE: The modifications specified in Paragraph II of this Amendment No. 5 shall become effective on October 1, 2019.

II. MODIFICATIONS:

1)      Section 4 of the Agreement-as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4-is hereby deleted in its entirety and replaced with the following:

4. Payment and Fees.

(a)	[***].

(b)	[***].

2)Section II (a) and Section II (b) of the Agreement, as previously modified by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 is hereby amended as follows:

11.  Terms and Termination.

(a)	The term of this Agreement shall expire on December 31, 2020.

(b)

This Agreement will automatically renew for additional consecutive terms of one (1) year each unless either party hereto gives written  notice  to  the  other  at  least  three  (3)  months prior to the end of the term or the then  current renewal  term, in which  case  this Agreement  shall terminate at the end of the term or such then current renewal term.

III.

EFFECT OF AMENDMENT No. 5: Except as expressly modified in Section II of this Amendment No. 5 the Agreement—including Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4—remains unchanged and in full force and effect.

IV.

ENTIRETIES: This Amendment No. 5 represents the final agreement between the parties regarding the subject matter hereof and may not be contradicted by evidence or prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

{Signature page follows}

ECO ENERGY, LLCGRANITE FALLS ENERGY, LLC

By: /s/ Josh BaileyBy: /s/ Steve A. Christensen

Name: Josh BaileyName: Steve A. Christensen

Title: CEOTitle: CEO

Date: 9/26/19Date: 09/26/19